ITEM  1  NAME OF PURCHASING PORTFOLIO:
Advantage Advisers Multi-Sector Fund

ITEM 2 ISSUER:
Capstead Mortgage Corp.

ITEM 3 DATE OF PURCHASE:
January 28, 2008

ITEM 4 UNDERWRITER FROM WHOM PURCHASED:
Bear Stearns

ITEM 5 NAME OF AFFILIATED UNDERWRITER (AS DEFINED IN THE RULE 10F-3 PROCEDURES) MANAGING OR PARTICIPATING IN SYNDICATE.

Affiliated Underwriter is Keefe, Bruyette & Woods. The syndicate members were Bear, Stearns & Co. Inc.; Deutsche Bank
Securities; JMP Securities and Keefe, Bruyette & Woods.

ITEM 6 AMOUNT PURCHASED BY THE FUND:

$150,350.00

ITEM 7 AGGREGATE PRINCIPAL AMOUNT OF OFFERING:
8,000,000 shweres

ITEM 8 PURCHASE PRICE PER UNIT
$15.50

ITEM 9 DATE OFFERING COMMENCED:

January 28, 2008

ITEM 10 COMMISSION, SPREAD OR PROFIT:
0.73626 (Spread)

HAVE THE FOLLOWING CONDITIONS BEEN SATISFIED:

ITEM A
 THE SECURITIES WERE PART OF AN ISSUE REGISTERED UNDER THE SECURITIES ACT OF 1933, WHICH IS BEING OFFERED TO THE PUBLIC, OR WERE MUNICIPAL SECURITIES AS DEFINED IN SECTION 3(A)(20) OF THE SECURITIES EXCHANGE ACT OF 1934 OR IS PART OF AN ELIGIBLE FOREIGN OFFERING AS DEFINED IN THE RULE OR AN ELIGIBLE RULE 144A OFFERING AS DEFINED IN THE RULE.
Yes
ITEM B
 THE PURCHASE WAS MADE PRIOR TO THE END OF THE FIRST DAY ON WHICH ANY SALES WERE MADE AT NO MORE THAN THE PRICE PAID BY EACH OTHER PURCHASER OF SECURITIES IN THAT OFFERING OR ANY CONCURRENT OFFERING OR, IF A RIGHTS OFFERING, THE SECURITIES WERE PURCHASED ON OR BEFORE THE FOURTH DAY PRECEDING THE DAY ON WHICH THE RIGHTS OFFERING TERMINATED.
Yes

ITEM C
 THE UNDERWRITING WAS A FIRM COMMITMENT UNDERWRITING
Yes

ITEM D
 THE COMMISSION, SPREAD OR PROFIT WAS REASONABLE AND FAIR IN
RELATION TO THAT BEING RECEIVED BY OTHERS FOR UNDERWRITING SIMILAR SECURITIES DURING THE SAME PERIOD.
Yes

ITEM E
 IN RESPECT OF ANY SECURITIES OTHER THAN MUNICIPAL SECURITIES, THE ISSUER OF SUCH SECURITIES HAS BEEN IN CONTINUOUS OPERATION OF NOT LESS THAN THREE YEARS (INCLUDING THE OPERATIONS OF PREDECESSORS), OR IN RESPECT OF ANY MUNICIPAL SECURITIES, THE ISSUE OF SUCH SECURITIES HAS RECEIVED AN INVESTMENT GRADE RATING FROM A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR, IF THE ISSUER OR ENTITY SUPPLYING THE REVENUES FROM WHICH THE ISSUE IS TO BE PAID SHALL HAVE BEEN IN CONTINUOUS OPERATION FOR LESS THAN THREE YEARS (INCLUDING THE OPERATIONS OF ANY PREDECESSOR), IT HAS RECEIVED ONE OF THE THREE HIGHEST RATINGS FROM AT LEAST ONE SUCH RATING SERVICE.
Yes

ITEM F
 THE AMOUNT OF SUCH SECURITIES PURCHASED BY ALL OF THE PORTFOLIO AND INVESTMENT COMPANIES ADVISED BY THE ADVISER DID NOT EXCEED 25% OF ANY SUCH
CLASS OR, IN THE CASE OF AN ELIGIBLE RULE 144A OFFERING, 25% OF THE TOTAL OF THE PRINCIPAL AMOUNT OF ANY CLASS SOLD TO QUALIFIED INSTITUTIONAL BUYERS PLUS THE PRINCIPAL AMOUNT OF SUCH CLASS IS ANY CONCURRENT PUBLIC OFFERING.
Yes

ITEM G
 NO AFFILIATED UNDERWRITER WAS A DIRECT OR PARTICIPANT OR
BENEFITED DIRECTLY OR INDIRECTLY FROM THE PURCHASE.
Yes
- - - - - - - - - - - - - - - -

ITEM  1  NAME OF PURCHASING PORTFOLIO:
Advantage Advisers Multi-Sector Fund

ITEM 2 ISSUER:
Capstead Mortgage Corp.

ITEM 3 DATE OF PURCHASE:
January 28, 2008

ITEM 4 UNDERWRITER FROM WHOM PURCHASED:
Jolson

ITEM 5 NAME OF AFFILIATED UNDERWRITER (AS DEFINED IN THE RULE 10F-3 PROCEDURES) MANAGING OR PARTICIPATING IN SYNDICATE.

Affiliated Underwriter is Keefe, Bruyette & Woods. The syndicate members were Bear, Stearns & Co. Inc.; Deutsche Bank
Securities; JMP Securities and Keefe, Bruyette & Woods.


ITEM 6 AMOUNT PURCHASED BY THE FUND:
$23,250.00

ITEM 7 AGGREGATE PRINCIPAL AMOUNT OF OFFERING:
8,000,000 shweres

ITEM 8 PURCHASE PRICE PER UNIT
$15.50

ITEM 9 DATE OFFERING COMMENCED:
January 28, 2008

ITEM 10 COMMISSION, SPREAD OR PROFIT:
0.73626 (Spread)

HAVE THE FOLLOWING CONDITIONS BEEN SATISFIED:

ITEM A
 THE SECURITIES WERE PART OF AN ISSUE REGISTERED UNDER THE SECURITIES ACT OF 1933, WHICH IS BEING OFFERED TO THE PUBLIC, OR WERE MUNICIPAL SECURITIES AS DEFINED IN SECTION 3(A)(20) OF THE SECURITIES EXCHANGE ACT OF 1934 OR IS PART OF AN ELIGIBLE FOREIGN OFFERING AS DEFINED IN THE RULE OR AN ELIGIBLE RULE 144A OFFERING AS DEFINED IN THE RULE.
Yes
ITEM B
 THE PURCHASE WAS MADE PRIOR TO THE END OF THE FIRST DAY ON WHICH ANY SALES WERE MADE AT NO MORE THAN THE PRICE PAID BY EACH OTHER PURCHASER OF SECURITIES IN THAT OFFERING OR ANY CONCURRENT OFFERING OR, IF A RIGHTS OFFERING, THE SECURITIES WERE PURCHASED ON OR BEFORE THE FOURTH DAY PRECEDING THE DAY ON WHICH THE RIGHTS OFFERING TERMINATED.
Yes

ITEM C
 THE UNDERWRITING WAS A FIRM COMMITMENT UNDERWRITING
Yes

ITEM D
 THE COMMISSION, SPREAD OR PROFIT WAS REASONABLE AND FAIR IN
RELATION TO THAT BEING RECEIVED BY OTHERS FOR UNDERWRITING SIMILAR SECURITIES DURING THE SAME PERIOD.
Yes

ITEM E
 IN RESPECT OF ANY SECURITIES OTHER THAN MUNICIPAL SECURITIES, THE ISSUER OF SUCH SECURITIES HAS BEEN IN CONTINUOUS OPERATION OF NOT LESS THAN THREE YEARS (INCLUDING THE OPERATIONS OF PREDECESSORS), OR IN RESPECT OF ANY MUNICIPAL SECURITIES, THE ISSUE OF SUCH SECURITIES HAS RECEIVED AN INVESTMENT GRADE RATING FROM A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR, IF THE ISSUER OR ENTITY SUPPLYING THE REVENUES FROM WHICH THE ISSUE IS TO BE PAID SHALL HAVE BEEN IN CONTINUOUS OPERATION FOR LESS THAN THREE YEARS (INCLUDING THE OPERATIONS OF ANY PREDECESSOR), IT HAS RECEIVED ONE OF THE THREE HIGHEST RATINGS FROM AT LEAST ONE SUCH RATING SERVICE.
Yes

ITEM F
 THE AMOUNT OF SUCH SECURITIES PURCHASED BY ALL OF THE PORTFOLIO AND INVESTMENT COMPANIES ADVISED BY THE ADVISER DID NOT EXCEED 25% OF ANY SUCH
CLASS OR, IN THE CASE OF AN ELIGIBLE RULE 144A OFFERING, 25% OF THE TOTAL OF THE PRINCIPAL AMOUNT OF ANY CLASS SOLD TO QUALIFIED INSTITUTIONAL BUYERS PLUS THE PRINCIPAL AMOUNT OF SUCH CLASS IS ANY CONCURRENT PUBLIC OFFERING.
Yes

ITEM G
 NO AFFILIATED UNDERWRITER WAS A DIRECT OR PARTICIPANT OR
BENEFITED DIRECTLY OR INDIRECTLY FROM THE PURCHASE.
Yes
- - - - - - - - - - - - - - - -


ITEM  1  NAME OF PURCHASING PORTFOLIO:
Advantage Advisers Multi-Sector Fund

ITEM 2 ISSUER:
Annaly Capital Management, Inc.

ITEM 3 DATE OF PURCHASE:
January 23, 2008

ITEM 4 UNDERWRITER FROM WHOM PURCHASED:
Merrill Lynch

ITEM 5 NAME OF AFFILIATED UNDERWRITER (AS DEFINED IN THE RULE 10F-3 PROCEDURES) MANAGING OR PARTICIPATING IN SYNDICATE.

Affiliated Underwriter is Keefe, Bruyette & Woods. The members of the syndicate were Merrill Lynch & Co.; Morgan Stanley; UBS Investment Bank Wachovia Securities; Credit Suisse; Keefe,
Bruyette & Woods and RBC Capital Markets.

ITEM 6 AMOUNT PURCHASED BY THE FUND:
$256,025.00

ITEM 7 AGGREGATE PRINCIPAL AMOUNT OF OFFERING:
51,000,000 shweres

ITEM 8 PURCHASE PRICE PER UNIT
$19.25

ITEM 9 DATE OFFERING COMMENCED:
January 23, 2008

ITEM 10 COMMISSION, SPREAD OR PROFIT:
0.08181 (Spread)

HAVE THE FOLLOWING CONDITIONS BEEN SATISFIED:

ITEM A
 THE SECURITIES WERE PART OF AN ISSUE REGISTERED UNDER THE SECURITIES ACT OF 1933, WHICH IS BEING OFFERED TO THE PUBLIC, OR WERE MUNICIPAL SECURITIES AS DEFINED IN SECTION 3(A)(20) OF THE SECURITIES EXCHANGE ACT OF 1934 OR IS PART OF AN ELIGIBLE FOREIGN OFFERING AS DEFINED IN THE RULE OR AN ELIGIBLE RULE 144A OFFERING AS DEFINED IN THE RULE.
Yes
ITEM B
 THE PURCHASE WAS MADE PRIOR TO THE END OF THE FIRST DAY ON WHICH ANY SALES WERE MADE AT NO MORE THAN THE PRICE PAID BY EACH OTHER PURCHASER OF SECURITIES IN THAT OFFERING OR ANY CONCURRENT OFFERING OR, IF A RIGHTS OFFERING, THE SECURITIES WERE PURCHASED ON OR BEFORE THE FOURTH DAY PRECEDING THE DAY ON WHICH THE RIGHTS OFFERING TERMINATED.
Yes

ITEM C
 THE UNDERWRITING WAS A FIRM COMMITMENT UNDERWRITING
Yes

ITEM D
 THE COMMISSION, SPREAD OR PROFIT WAS REASONABLE AND FAIR IN
RELATION TO THAT BEING RECEIVED BY OTHERS FOR UNDERWRITING SIMILAR SECURITIES DURING THE SAME PERIOD.
Yes

ITEM E
 IN RESPECT OF ANY SECURITIES OTHER THAN MUNICIPAL SECURITIES, THE ISSUER OF SUCH SECURITIES HAS BEEN IN CONTINUOUS OPERATION OF NOT LESS THAN THREE YEARS (INCLUDING THE OPERATIONS OF PREDECESSORS), OR IN RESPECT OF ANY MUNICIPAL SECURITIES, THE ISSUE OF SUCH SECURITIES HAS RECEIVED AN INVESTMENT GRADE RATING FROM A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR, IF THE ISSUER OR ENTITY SUPPLYING THE REVENUES FROM WHICH THE ISSUE IS TO BE PAID SHALL HAVE BEEN IN CONTINUOUS OPERATION FOR LESS THAN THREE YEARS (INCLUDING THE OPERATIONS OF ANY PREDECESSOR), IT HAS RECEIVED ONE OF THE THREE HIGHEST RATINGS FROM AT LEAST ONE SUCH RATING SERVICE.
Yes

ITEM F
 THE AMOUNT OF SUCH SECURITIES PURCHASED BY ALL OF THE PORTFOLIO AND INVESTMENT COMPANIES ADVISED BY THE ADVISER DID NOT EXCEED 25% OF ANY SUCH
CLASS OR, IN THE CASE OF AN ELIGIBLE RULE 144A OFFERING, 25% OF THE TOTAL OF THE PRINCIPAL AMOUNT OF ANY CLASS SOLD TO QUALIFIED INSTITUTIONAL BUYERS PLUS THE PRINCIPAL AMOUNT OF SUCH CLASS IS ANY CONCURRENT PUBLIC OFFERING.
Yes

ITEM G
 NO AFFILIATED UNDERWRITER WAS A DIRECT OR PARTICIPANT OR
BENEFITED DIRECTLY OR INDIRECTLY FROM THE PURCHASE.
Yes
- - - - - - - - - - - - - - - -


ITEM  1  NAME OF PURCHASING PORTFOLIO:
Advantage Advisers Multi-Sector Fund

ITEM 2 ISSUER:
Visa Inc.

ITEM 3 DATE OF PURCHASE:
March 18, 2008

ITEM 4 UNDERWRITER FROM WHOM PURCHASED:
RBC Dain

ITEM 5 NAME OF AFFILIATED UNDERWRITER (AS DEFINED IN THE RULE 10F-3 PROCEDURES) MANAGING OR PARTICIPATING IN SYNDICATE.

Affiliated Underwriter is Keefe, Bruyette & Woods. The syndicate members were JPMorgan; Goldman, Sachs & Co.; Banc of America Securities LLC; Citi; HSBC; Merrill Lynch & Co.; UBS Investment Bank; Wachovia Securities; CIBC World Markets Corp.; Daiwa Securities America Inc.; Mitsubishi UFJ Securities International plc; Piper Jaffray; RBC Capital Markets; SunTrust Robinson Humphrey and Wells Fargo Securities.

ITEM 6 AMOUNT PURCHASED BY THE FUND:

$4,400.00

ITEM 7 AGGREGATE PRINCIPAL AMOUNT OF OFFERING:
406,000,000 shweres

ITEM 8 PURCHASE PRICE PER UNIT
$44.00

ITEM 9 DATE OFFERING COMMENCED:
March 18, 2008

ITEM 10 COMMISSION, SPREAD OR PROFIT:
1.232 (Spread)

HAVE THE FOLLOWING CONDITIONS BEEN SATISFIED:

ITEM A
 THE SECURITIES WERE PART OF AN ISSUE REGISTERED UNDER THE SECURITIES ACT OF 1933, WHICH IS BEING OFFERED TO THE PUBLIC, OR WERE MUNICIPAL SECURITIES AS DEFINED IN SECTION 3(A)(20) OF THE SECURITIES EXCHANGE ACT OF 1934 OR IS PART OF AN ELIGIBLE FOREIGN OFFERING AS DEFINED IN THE RULE OR AN ELIGIBLE RULE 144A OFFERING AS DEFINED IN THE RULE.
Yes
ITEM B
 THE PURCHASE WAS MADE PRIOR TO THE END OF THE FIRST DAY ON WHICH ANY SALES WERE MADE AT NO MORE THAN THE PRICE PAID BY EACH OTHER PURCHASER OF SECURITIES IN THAT OFFERING OR ANY CONCURRENT OFFERING OR, IF A RIGHTS OFFERING, THE SECURITIES WERE PURCHASED ON OR BEFORE THE FOURTH DAY PRECEDING THE DAY ON WHICH THE RIGHTS OFFERING TERMINATED.
Yes

ITEM C
 THE UNDERWRITING WAS A FIRM COMMITMENT UNDERWRITING
Yes

ITEM D
 THE COMMISSION, SPREAD OR PROFIT WAS REASONABLE AND FAIR IN
RELATION TO THAT BEING RECEIVED BY OTHERS FOR UNDERWRITING SIMILAR SECURITIES DURING THE SAME PERIOD.
Yes

ITEM E
 IN RESPECT OF ANY SECURITIES OTHER THAN MUNICIPAL SECURITIES, THE ISSUER OF SUCH SECURITIES HAS BEEN IN CONTINUOUS OPERATION OF NOT LESS THAN THREE YEARS (INCLUDING THE OPERATIONS OF PREDECESSORS), OR IN RESPECT OF ANY MUNICIPAL SECURITIES, THE ISSUE OF SUCH SECURITIES HAS RECEIVED AN INVESTMENT GRADE RATING FROM A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR, IF THE ISSUER OR ENTITY SUPPLYING THE REVENUES FROM WHICH THE ISSUE IS TO BE PAID SHALL HAVE BEEN IN CONTINUOUS OPERATION FOR LESS THAN THREE YEARS (INCLUDING THE OPERATIONS OF ANY PREDECESSOR), IT HAS RECEIVED ONE OF THE THREE HIGHEST RATINGS FROM AT LEAST ONE SUCH RATING SERVICE.
Yes

ITEM F
 THE AMOUNT OF SUCH SECURITIES PURCHASED BY ALL OF THE PORTFOLIO AND INVESTMENT COMPANIES ADVISED BY THE ADVISER DID NOT EXCEED 25% OF ANY SUCH
CLASS OR, IN THE CASE OF AN ELIGIBLE RULE 144A OFFERING, 25% OF THE TOTAL OF THE PRINCIPAL AMOUNT OF ANY CLASS SOLD TO QUALIFIED INSTITUTIONAL BUYERS PLUS THE PRINCIPAL AMOUNT OF SUCH CLASS IS ANY CONCURRENT PUBLIC OFFERING.
Yes

ITEM G
 NO AFFILIATED UNDERWRITER WAS A DIRECT OR PARTICIPANT OR
BENEFITED DIRECTLY OR INDIRECTLY FROM THE PURCHASE.
Yes
- - - - - - - - - - - - - - - -


ITEM  1  NAME OF PURCHASING PORTFOLIO:
Advantage Advisers Multi-Sector Fund

ITEM 2 ISSUER:
Capstead Mortgage Corp.

ITEM 3 DATE OF PURCHASE:
November 15, 2007

ITEM 4 UNDERWRITER FROM WHOM PURCHASED:
RBC Dain

ITEM 5 NAME OF AFFILIATED UNDERWRITER (AS DEFINED IN THE RULE 10F-3 PROCEDURES) MANAGING OR PARTICIPATING IN SYNDICATE.

Affiliated Underwriter is Keefe, Bruyette & Woods. The syndicate members were Bear Stearns & Co. Inc.; JPM Securities; Keefe, Bruyette &
Woods and RBC Capital Markets.

ITEM 6 AMOUNT PURCHASED BY THE FUND:
$4,292.00

ITEM 7 AGGREGATE PRINCIPAL AMOUNT OF OFFERING:
8,000,000 shweres

ITEM 8 PURCHASE PRICE PER UNIT
$10.73

ITEM 9 DATE OFFERING COMMENCED:
November 15, 2007

ITEM 10 COMMISSION, SPREAD OR PROFIT:
0.5365 (Spread)

HAVE THE FOLLOWING CONDITIONS BEEN SATISFIED:

ITEM A
 THE SECURITIES WERE PART OF AN ISSUE REGISTERED UNDER THE SECURITIES ACT OF 1933, WHICH IS BEING OFFERED TO THE PUBLIC, OR WERE MUNICIPAL SECURITIES AS DEFINED IN SECTION 3(A)(20) OF THE SECURITIES EXCHANGE ACT OF 1934 OR IS PART OF AN ELIGIBLE FOREIGN OFFERING AS DEFINED IN THE RULE OR AN ELIGIBLE RULE 144A OFFERING AS DEFINED IN THE RULE.
Yes
ITEM B
 THE PURCHASE WAS MADE PRIOR TO THE END OF THE FIRST DAY ON WHICH ANY SALES WERE MADE AT NO MORE THAN THE PRICE PAID BY EACH OTHER PURCHASER OF SECURITIES IN THAT OFFERING OR ANY CONCURRENT OFFERING OR, IF A RIGHTS OFFERING, THE SECURITIES WERE PURCHASED ON OR BEFORE THE FOURTH DAY PRECEDING THE DAY ON WHICH THE RIGHTS OFFERING TERMINATED.
Yes

ITEM C
 THE UNDERWRITING WAS A FIRM COMMITMENT UNDERWRITING
Yes

ITEM D
 THE COMMISSION, SPREAD OR PROFIT WAS REASONABLE AND FAIR IN
RELATION TO THAT BEING RECEIVED BY OTHERS FOR UNDERWRITING SIMILAR SECURITIES DURING THE SAME PERIOD.
Yes

ITEM E
 IN RESPECT OF ANY SECURITIES OTHER THAN MUNICIPAL SECURITIES, THE ISSUER OF SUCH SECURITIES HAS BEEN IN CONTINUOUS OPERATION OF NOT LESS THAN THREE YEARS (INCLUDING THE OPERATIONS OF PREDECESSORS), OR IN RESPECT OF ANY MUNICIPAL SECURITIES, THE ISSUE OF SUCH SECURITIES HAS RECEIVED AN INVESTMENT GRADE RATING FROM A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR, IF THE ISSUER OR ENTITY SUPPLYING THE REVENUES FROM WHICH THE ISSUE IS TO BE PAID SHALL HAVE BEEN IN CONTINUOUS OPERATION FOR LESS THAN THREE YEARS (INCLUDING THE OPERATIONS OF ANY PREDECESSOR), IT HAS RECEIVED ONE OF THE THREE HIGHEST RATINGS FROM AT LEAST ONE SUCH RATING SERVICE.
Yes

ITEM F
 THE AMOUNT OF SUCH SECURITIES PURCHASED BY ALL OF THE PORTFOLIO AND INVESTMENT COMPANIES ADVISED BY THE ADVISER DID NOT EXCEED 25% OF ANY SUCH
CLASS OR, IN THE CASE OF AN ELIGIBLE RULE 144A OFFERING, 25% OF THE TOTAL OF THE PRINCIPAL AMOUNT OF ANY CLASS SOLD TO QUALIFIED INSTITUTIONAL BUYERS PLUS THE PRINCIPAL AMOUNT OF SUCH CLASS IS ANY CONCURRENT PUBLIC OFFERING.
Yes

ITEM G
 NO AFFILIATED UNDERWRITER WAS A DIRECT OR PARTICIPANT OR
BENEFITED DIRECTLY OR INDIRECTLY FROM THE PURCHASE.
Yes
- - - - - - - - - - - - - - - -


ITEM  1  NAME OF PURCHASING PORTFOLIO:
Advantage Advisers Multi-Sector Fund

ITEM 2 ISSUER:
Capstead Mortgage Corp.

ITEM 3 DATE OF PURCHASE:
November 15, 2007

ITEM 4 UNDERWRITER FROM WHOM PURCHASED:
Bear Stearns

ITEM 5 NAME OF AFFILIATED UNDERWRITER (AS DEFINED IN THE RULE 10F-3 PROCEDURES) MANAGING OR PARTICIPATING IN SYNDICATE.

Affiliated Underwriter is
Keefe, Bruyette & Woods.  The syndicate members were Bear Stearns
& Co. Inc.; JPM Securities; Keefe, Bruyette & Woods and RBC
Capital Markets.

ITEM 6 AMOUNT PURCHASED BY THE FUND:
$20,387.00

ITEM 7 AGGREGATE PRINCIPAL AMOUNT OF OFFERING:
8,000,000 shweres

ITEM 8 PURCHASE PRICE PER UNIT
$10.73

ITEM 9 DATE OFFERING COMMENCED:
November 15, 2007

ITEM 10 COMMISSION, SPREAD OR PROFIT:
0.5365 (Spread)


HAVE THE FOLLOWING CONDITIONS BEEN SATISFIED:

ITEM A
 THE SECURITIES WERE PART OF AN ISSUE REGISTERED UNDER THE SECURITIES ACT OF 1933, WHICH IS BEING OFFERED TO THE PUBLIC, OR WERE MUNICIPAL SECURITIES AS DEFINED IN SECTION 3(A)(20) OF THE SECURITIES EXCHANGE ACT OF 1934 OR IS PART OF AN ELIGIBLE FOREIGN OFFERING AS DEFINED IN THE RULE OR AN ELIGIBLE RULE 144A OFFERING AS DEFINED IN THE RULE.
Yes
ITEM B
 THE PURCHASE WAS MADE PRIOR TO THE END OF THE FIRST DAY ON WHICH ANY SALES WERE MADE AT NO MORE THAN THE PRICE PAID BY EACH OTHER PURCHASER OF SECURITIES IN THAT OFFERING OR ANY CONCURRENT OFFERING OR, IF A RIGHTS OFFERING, THE SECURITIES WERE PURCHASED ON OR BEFORE THE FOURTH DAY PRECEDING THE DAY ON WHICH THE RIGHTS OFFERING TERMINATED.
Yes

ITEM C
 THE UNDERWRITING WAS A FIRM COMMITMENT UNDERWRITING
Yes

ITEM D
 THE COMMISSION, SPREAD OR PROFIT WAS REASONABLE AND FAIR IN
RELATION TO THAT BEING RECEIVED BY OTHERS FOR UNDERWRITING SIMILAR SECURITIES DURING THE SAME PERIOD.
Yes

ITEM E
 IN RESPECT OF ANY SECURITIES OTHER THAN MUNICIPAL SECURITIES, THE ISSUER OF SUCH SECURITIES HAS BEEN IN CONTINUOUS OPERATION OF NOT LESS THAN THREE YEARS (INCLUDING THE OPERATIONS OF PREDECESSORS), OR IN RESPECT OF ANY MUNICIPAL SECURITIES, THE ISSUE OF SUCH SECURITIES HAS RECEIVED AN INVESTMENT GRADE RATING FROM A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR, IF THE ISSUER OR ENTITY SUPPLYING THE REVENUES FROM WHICH THE ISSUE IS TO BE PAID SHALL HAVE BEEN IN CONTINUOUS OPERATION FOR LESS THAN THREE YEARS (INCLUDING THE OPERATIONS OF ANY PREDECESSOR), IT HAS RECEIVED ONE OF THE THREE HIGHEST RATINGS FROM AT LEAST ONE SUCH RATING SERVICE.
Yes

ITEM F
 THE AMOUNT OF SUCH SECURITIES PURCHASED BY ALL OF THE PORTFOLIO AND INVESTMENT COMPANIES ADVISED BY THE ADVISER DID NOT EXCEED 25% OF ANY SUCH
CLASS OR, IN THE CASE OF AN ELIGIBLE RULE 144A OFFERING, 25% OF THE TOTAL OF THE PRINCIPAL AMOUNT OF ANY CLASS SOLD TO QUALIFIED INSTITUTIONAL BUYERS PLUS THE PRINCIPAL AMOUNT OF SUCH CLASS IS ANY CONCURRENT PUBLIC OFFERING.
Yes

ITEM G
 NO AFFILIATED UNDERWRITER WAS A DIRECT OR PARTICIPANT OR
BENEFITED DIRECTLY OR INDIRECTLY FROM THE PURCHASE.
Yes
- - - - - - - - - - - - - - - -